Exhibit 99.1
September 4, 2026

DeFi Development Corp. Announces Pricing of Initial Public Offering of Variable Rate Series C Perpetual Preferred Stock

BOCA RATON, FL — September 4, 2026 — DeFi Development Corp. (Nasdaq: DFDV) (the “Company”), the first U.S. public company with a treasury strategy built around accumulating and compounding Solana (SOL), today announced the pricing of its initial public offering (the “offering”) on September 3, 2026 of 1,375,000 shares of the Company’s Variable Rate Series C Perpetual Preferred Stock (the “CHAD Stock”) at a public offering price of $8.00 per share. The Company has also granted the underwriter a 30-day option to purchase up to an additional 206,250 shares of CHAD Stock at the public offering price. The issuance and sale of the CHAD Stock is scheduled to settle on September 8, 2026, subject to customary closing conditions.

The Company estimates that the gross proceeds to it from the offering will be approximately $11.0 million, before deducting the underwriting discounts and commissions and the Company’s estimated offering expenses. The Company intends to use the net proceeds from the offering for general corporate purposes, including, among other things, the acquisition of SOL and other digital asset-related investments, strategic transactions and growth initiatives.

The CHAD Stock will accumulate cumulative dividends at a variable rate (as described below) per annum on the stated amount of $10.00 per share (the “stated amount”) thereof. Regular dividends on the CHAD Stock will be payable when, as and if declared by the Company’s board of directors or any duly authorized committee thereof, out of funds legally available for their payment, each business day of each calendar month based on the applicable annual dividend rate. The first regular dividend payment will occur on October 1, 2026. The Company’s right to adjust the daily regular dividend rate per annum will be subject to certain restrictions. For example, The Company will not be permitted to reduce the daily regular dividend rate per annum that will apply to any regular dividend period by more than 50 basis points. The Company’s current intention (which is subject to change in The Company’s sole and absolute discretion) is to adjust the daily regular dividend rate per annum in such manner as the Company believes will maintain CHAD Stock’s trading price within its stated long-term range of $9.95 and $11.00 per share. Declared regular dividends on the CHAD Stock will be payable solely in cash. In the event that any accumulated regular dividend on the CHAD Stock is not paid on the applicable regular dividend payment date, then additional regular dividends (“compounded dividends”) will accumulate on the amount of such unpaid regular dividend, compounded monthly. The compounded dividend rate applicable to any unpaid regular dividend that was due on a regular dividend payment date will initially be a rate per annum equal to 25 basis points; provided, however, that, until such regular dividend, together with compounded dividends thereon, is paid in full, such compounded dividend rate will increase by 25 basis points per month for each subsequent regular dividend period, up to a maximum dividend rate of 20% per annum.

At the closing of the offering, the Company intends to establish a dividend reserve in an amount equal to the first 12 months of dividend payments (assuming dividend payments are made at a rate of 13.00% per annum) calculated as of the date of the offering by depositing $1.30 per share of CHAD Stock into a separate account funded by us with existing cash and cash equivalents, financial instruments and/or digital assets on hand.

The Company will have the right, at its election, to redeem all, or any whole number of shares, of the issued and outstanding CHAD Stock, at any time, and from time to time, on a redemption date on or after the first date on which the CHAD Stock is listed on the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or The New York Stock Exchange (or any of their respective successors), at a cash redemption price per share of CHAD Stock to be redeemed equal to $11.00 (or such higher amount as may be chosen in the Company’s sole discretion, it being understood that such higher amount (or the formula to determine such higher amount) will be announced by prior public notice and/or set forth in the applicable relevant notice of redemption), plus accumulated and unpaid regular dividends, if any, thereon to, and including, the redemption date. The Company will also have the right, at its election, to redeem all, but not less than all, of the CHAD Stock, at any time, for cash if the total number of shares of all CHAD Stock then outstanding is less than 25% of the total number of shares of CHAD Stock originally issued in the offering and in any future offering, taken together (a “clean-up redemption”). In addition, the Company will have the right to redeem all, but not less than all, of the CHAD Stock if certain tax events occur (a “tax redemption”). The redemption price for any CHAD Stock to be redeemed pursuant to a clean-up redemption or a tax redemption will be a cash amount equal to the liquidation preference (as described below) of the CHAD Stock to be redeemed as of the business day before the date on which the Company provides the related redemption notice, plus accumulated and unpaid regular dividends, if any, thereon to, and including, the redemption date.

If an event that constitutes a “fundamental change” under the certificate of designation governing the CHAD Stock occurs, then, subject to certain limitations, holders of the CHAD Stock will have the right to require the Company to repurchase some or all of their shares of CHAD Stock at a cash repurchase price equal to the stated amount of the CHAD Stock to be repurchased, plus accumulated and unpaid regular dividends, if any, to, and including, the fundamental change repurchase date.

The liquidation preference of the CHAD Stock will initially be $10.00 per share. Effective immediately after the close of business on each business day after the initial issue date (and, if applicable, during the course of a business day on which any sale transaction to be settled by the issuance of CHAD Stock is executed, from the exact time of the first such sale transaction during such business day until the close of business of such business day), the liquidation preference per share of CHAD Stock will be adjusted to be the greatest of (i) the stated amount per share of CHAD Stock; (ii) in the case of any business day with respect to which the Company has, on such business day, executed any sale transaction to be settled by the issuance of CHAD Stock, an amount equal to the last reported sale price per share of CHAD Stock on the trading day immediately before such business day; and (iii) the arithmetic average of the last reported sale prices per share of CHAD Stock for each trading day of the ten consecutive trading days (or, if applicable, the lesser number of trading days as have elapsed during the period from, and including, the initial issue date to, but excluding, such business day) immediately preceding such business day.

R.F. Lafferty & Co., Inc. is acting as sole book-running manager for the offering.

The offering is being made pursuant to an effective shelf registration statement on file with the Securities and Exchange Commission (the “SEC”). The offering will be made only by means of a prospectus supplement and an accompanying prospectus. An electronic copy of the preliminary prospectus supplement (and when available, the final prospectus supplement), together with the accompanying prospectus, is or will be available on the SEC’s website at www.sec.gov. Alternatively, copies of the preliminary prospectus supplement, together with the accompanying prospectus, can be obtained by contacting: R.F. Lafferty & Co., Inc., 40 Wall Street, Suite 3602, New York, NY 10005, by email offerings@rflafferty.com, or by calling 212-293-9090.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities referred to in this press release, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About DeFi Development Corp.

DeFi Development Corp. (Nasdaq: DFDV) has adopted a treasury policy under which the principal holding in its treasury reserve is allocated to SOL. Through this strategy, the Company provides investors with direct economic exposure to SOL, while also actively participating in the growth of the Solana ecosystem. In addition to holding and staking SOL, DeFi Development Corp. operates its own validator infrastructure, generating staking rewards and fees from delegated stake. The Company is also engaged across decentralized finance (DeFi) opportunities and continues to explore innovative ways to support and benefit from Solana’s expanding application layer.
The Company is also an AI-powered online platform that connects the commercial real estate industry by providing value-add services and software subscriptions to multifamily and commercial property professionals, as the Company connects the increasingly complex ecosystem that stakeholders have to manage. The Company’s data and software offerings are generally offered on a subscription basis as software as a service.

Forward Looking Statements
This press release contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include statements regarding the proposed public offering of

CHAD Stock and the use of proceeds, and can be identified by words such as "anticipate," "intend," "plan," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company's current beliefs, expectations, and assumptions regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside of the Company's control. The Company's actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.
Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) fluctuations in the market price of SOL and any associated losses that the Company may incur as a result of a decrease in the market price of SOL; (ii) a failure for the demand for SOL, or activity on the SOL network, to continue to develop and grow as predicted in our DFDV Model or at all; (iii) volatility in our stock price, including due to future issuances of common stock and securities convertible into common stock; (iv) the effect of and uncertainties related to the ongoing volatility in interest rates; (v) our ability to achieve and maintain profitability in the future; (vi) the impact on our business of the regulatory environment and complexities of complying with such environment, including changes in securities laws or other laws or regulations; (vii) changes in the accounting treatment relating to the Company's SOL holdings; (viii) our ability to respond to general economic conditions; (ix) our ability to manage our growth effectively and our expectations regarding the development and expansion of our business; (x) our ability to access sources of capital, including debt financing and other sources of capital to finance operations and growth; and (xi) other risks and uncertainties more fully described in the section captioned "Risk Factors" in the Company's most recent Annual Report on Form 10-K and other reports we file with the SEC.

As a result of these matters, changes in facts, assumptions not being realized, or other circumstances, the Company's actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Investor Contact:
ir@defidevcorp.com

Media Contact:
press@defidevcorp.com